Stone Ridge Reinsurance Risk Premium Interval Fund
(the “Fund”)

Supplement
to
Prospectus
dated
October 30, 2013

The Fund’s prospectus disclosure is revised as follows:

1)	The fourth sentence under the section titled “PERIODIC REPURCHASE OFFERS” on page 4 of the prospectus summary is deleted in its entirety and replaced with the following:

Quarterly repurchase offers occur in the months of January, April, July and October.

2)	The section titled “Repurchase Dates” on page 33 of the body of the prospectus is deleted in its entirety and replaced with the following:

Repurchase Dates
Quarterly repurchase offers occur in the months of January, April, July and October. As discussed below, the date on which the repurchase price for shares is determined will be generally on or about the 15th day of the following month, but shall occur no later than the 14th day after the repurchase request deadline (or the next business day, if the 14th day is not a business day).

3)
The first sentence under the section titled “Determination of Repurchase Price and Payment for Shares” on page 34 of the body of the prospectus is deleted in its entirety and replaced with the following:

The date on which the repurchase price for shares is determined will be generally on or about the 15th day of the month that follows the repurchase offer (the “repurchase pricing date”), but shall occur no later than the 14th day after the repurchase request deadline (or the next business day, if the 14th day is not a business day).

November 20, 2013